Exhibit No. EX-99(e)(2)(a)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                        (AMENDED, effective May 1, 2006)

NAME OF FUND
------------
Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund) Gartmore GVIT Growth Fund (formerly Capital Appreciation Fund)
Gartmore GVIT Government Bond Fund (formerly Government Bond Fund)
Gartmore GVIT Money Market Fund (formerly Money Market Fund)
Gartmore GVIT Money Market Fund II (formerly Money Market Fund II)
GVIT Small Company Fund (formerly Nationwide Small Company Fund)
J.P. Morgan GVIT Balanced Fund (formerly J.P. Morgan NSAT Balanced Fund)
Van Kampen GVIT Comstock Value Fund (formerly Federated NSAT Equity Income Fund and Federated GVIT Equity Income Fund)
Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund) Federated GVIT High Income Bond Fund (formerly Federated NSAT High Income Fund) Van Kampen GVIT Multi Sector Bond Fund (formerly MAS NSAT Multi Sector Bond Fund and MAS GVIT Multi Sector Bond Fund)
GVIT Small Cap Value Fund (formerly Nationwide Small Cap Value Fund)
GVIT Mid Cap Index Fund (formerly Dreyfus GVIT Mid Cap Index Fund and Dreyfus NSAT Mid Cap Index Fund)
GVIT Small Cap Growth Fund (formerly Nationwide Small Cap Growth Fund)
Gartmore GVIT Mid Cap Growth Fund (formerly Strong NSAT Mid Cap Growth Fund and Strong GVIT Mid Cap Growth Fund)
Gartmore GVIT Global Technology and Communications Fund (formerly Gartmore
GVIT Global Technology and Communications Fund)
Gartmore GVIT Global Health Sciences Fund (formerly Gartmore NSAT Global Health Sciences Fund)
Gartmore GVIT Emerging Markets Fund (formerly Gartmore NSAT Emerging Markets
Fund)
Gartmore GVIT International Growth Fund (formerly Gartmore NSAT International Growth Fund)
Gartmore GVIT U.S. Growth Leaders Fund (formerly Gartmore GVIT U.S.
Leaders Fund)
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Investor Destinations Aggressive Fund (formerly NSAT Investor Destinations Aggressive Fund)
Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly NSAT Investor Destinations Moderately Aggressive Fund)
Gartmore GVIT Investor Destinations Moderate Fund (formerly NSAT Investor Destinations Moderate Fund)

                                                      Exhibit No. EX-99(e)(2)(a)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                        (AMENDED, Effective May 1, 2006)
                                     Page 2

NAME OF FUND
------------
Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT Investor Destinations Moderately Conservative Fund)
Gartmore GVIT Investor Destinations Conservative Fund (formerly NSAT Investor Destinations Conservative Fund)
Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund) GVIT International Value Fund (formerly Dreyfus GVIT International Value Fund) GVIT S&P 500 Index Fund
Gartmore GVIT Developing Markets Fund
American Funds GVIT Growth Fund
American Funds GVIT Global Growth Fund
American Funds GVIT Asset Allocation Fund
American Funds GVIT Bond Fund
GVIT Bond Index Fund
GVIT International Index Fund
GVIT Small Cap Index Fund
GVIT Enhanced Income Fund

As amended, effective May 1, 2006:

GARTMORE VARIABLE INSURANCE TRUST


By: __________________________________
Name:
Title

GARTMORE DISTRIBUTION SERVICES, INC.


By: __________________________________
Name:
Title